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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): November 11, 1996

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                         Commission File Number: 0-23472

                 PACIFIC REHABILITATION & SPORTS MEDICINE, INC.
               (Exact Name of Registrant as Specified in Charter)

          DELAWARE                                             93-1072052
 (State or Other Jurisdiction                              (I.R.S. Employer
  of Incorporation)                                       Identification Number)


     ONE S.W. COLUMBIA STREET, SUITE 900, PORTLAND, OREGON           97258
     (Address of Principal Executive Offices)                       (Zip Code)

     Registrant's Telephone Number, including Area Code:         (503) 222-4191

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          PACIFIC REHABILITATION & SPORTS MEDICINE, INC.
                             FORM 8-K
                              INDEX

ITEM      Description                                                       Page
----      -----------                                                       ----
1.        Changes in Control of Registrant . . . . . . . . . . . . . . . . . . 3

2.        Acquisition or Disposition of Assets . . . . . . . . . . . . . . . . 3

3.        Bankruptcy or Receivership . . . . . . . . . . . . . . . . . . . . . 3

4.        Changes in Registrant's Certifying Accountant. . . . . . . . . . . . 3

5.        Other Events . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3

6.        Resignations of Registrant's Directors . . . . . . . . . . . . . . . 4

7.        Financial Statements and Exhibits. . . . . . . . . . . . . . . . . . 4

          Signatures . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5



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ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

          None

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

          On November 17, 1996, the Company entered into a definitive Agreement and Plan of Merger with Horizon/CMS Healthcare Corporation and Horizon PRSM Corporation (collectively, "Horizon"), pursuant to which Horizon will commence a tender offer for all outstanding shares of the Company's common stock at a price of $6.50 per share and ultimately merge the Company into and with Horizon. A copy of the agreement is attached hereto as Exhibit 10.1

          On November 11, 1996, the Company entered into a definitive agreement with Michael Curry, P.T., dba Valley Physical Therapy and Sheridan Physical Therapy, pursuant to which the Company will acquire substantially all of the assets used in Mr. Curry's business. A copy of the agreement is attached hereto as Exhibit 10.2

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP

          None

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

          None

ITEM 5.   OTHER EVENTS

          On November 15, 1996, the Company announced the results of its operations for the third quarter which ended September 30, 1996. A copy of the press release regarding this matter is attached as
          Exhibit 99.1.


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          On November 18, 1996, the Company and Horizon/CMS Healthcare
          Corporation issued a joint press release announcing that the companies had reached a definitive agreement pursuant to which Horizon will commence a tender offer for all outstanding shares of the Company's common stock at a price of $6.50 per share and ultimately merge the Company into and with Horizon. A copy of the press release regarding this matter is attached hereto as Exhibit 99.2

ITEM 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS

          None

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          EXHIBITS:

          Exhibit 10.1   Agreement and Plan of Merger
          Exhibit 10.2   Agreement for Purchase and Sale of Business Assets
          Exhibit 99.1   Press Release dated November 14, 1996
          Exhibit 99.2   Press Release dated November 18, 1996




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed by the undersigned thereunto duly authorized.

                                    PACIFIC REHABILITATION & SPORTS
                                    MEDICINE, INC.


Date: November 20, 1996             By  /s/ Michael McArthur-Phillips
                                      ---------------------------------
                                      Michael McArthur-Phillips
                                      Senior Vice President and General Counsel




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                 PACIFIC REHABILITATION & SPORTS MEDICINE, INC.
                             FORM 8-K CURRENT REPORT
                                  EXHIBIT INDEX


EXHIBIT DESCRIPTION

Exhibit 10.1   Agreement and Plan of Merger
Exhibit 10.2   Agreement for Purchase and Sale of Business Assets
Exhibit 99.1   Press Release dated November 14, 1996
Exhibit 99.2   Press Release dated November 18, 1996